1 Bozeman, Montana Annual Meeting of Shareholders | April 30, 2025

NWE’s President & CEO – Brian Bird 2 Brian Bird • Current position since January 2023 • President & Chief Operating Officer 2021-2022 • Vice President & Chief Financial Officer 2003-2021 • Board member since January 2023 • 25-plus years energy and utility industry experience • Serves on Board of Directors for the following organizations: Energy Insurance Mutual, Feeding South Dakota, Sioux Empire United Way (2021 Campaign Chair), North Central Electric Association (Past President), University of Idaho Utility Executive Course (former board member) • Former CFO and Principal of Insight Energy, VP and Treasurer of NGR Energy, and held financial positions with the following companies: Land O’ Lakes, Northwest Airlines, Minnesota Viking Ventures, and Deluxe Corporation • Earned MBA in Finance from the University of Minnesota and double major undergraduate degree in Accounting and Finance from the University of Wisconsin – Eau Claire. Holds a Certified Public Accounting certificate

Experienced and Engaged Board of Directors



Linda Sullivan
Board Chair
Independent
Joined April 2017



Brian Bird
Director, President & Chief Executive Officer
Non-Independent
Joined January 2023



Sherina Edwards
Director
Nominating and Governance, Human Resources
Independent
Joined April 2023



Dave Goodin
Director
Audit, Operations
Independent
Joined December 2024



Jan Horsfall
Director
Operations (Chair), Audit
Independent
Joined April 2015



Britt Ide
Director
Nominating and Governance (Chair), Human Resources
Independent
Joined April 2017



Kent Larson
Director
Audit, Operations
Independent
Joined July 2022



Mahvash Yazdi
Director
Human Resources (Chair), Operations
Independent
Joined December 2019



Jeffrey Yingling
Director
Audit (Chair), Nominating and Governance
Independent
Joined October 2019

3

4 “We’d like to thank Tony Clark for his years of service on our Board of Directors. Tony served on the board from 2016 to 2024. As a respected state and federal utility regulator and transmission expert, his guidance has been invaluable to both our company and shareholders. We wish him the best in his new role as the Executive Director of the National Association of Regulatory Utility Commissioners.” Brian Bird, CEO Thank you and Farewell to Tony Clark

Strong Executive Team



Brian Bird
President & Chief Executive Officer

Current position since 2023 (formerly President & Chief Operating Officer '21-'22 and Chief Financial Officer '03-'21)



Crystal Lail
Chief Financial Officer

Joined company in 2003, current position since 2021 (formerly VP and Chief Accounting Officer '20-'21)



Shannon Heim
General Counsel & VP – Federal Government Affairs

Joined company in 2020, current position since 2023



Michael Cashell
VP - Transmission

Joined company in 1986, current position since 2011



John Hines
VP – Supply / Montana Government Affairs

Joined company in 2005, current position since 2011



Bleau LaFave
VP – Asset Management & Business Development

Joined company in 1994, current position since 2023 (formerly Director of Long-Term Resources '12-'23)



Jason Merkel
VP - Distribution

Joined company in 1993, current position since 2022



Bobbi Schroeppel
VP – Customer Care, Communications, & Human Resources

Joined company in 1998, current position since 2002



Jeanne Vold
VP - Technology

Joined company in 1999, current position since 2021 (formerly Business Technology Officer '12-'21)

5

NWE’s Auditors – Deloitte & Touche LLP 6 • Independent registered public accounting firm • Deloitte provides the following services for more than 20 industries: • Risk & Financial Advisory • Audit & Assurance • Consulting • Tax • Merger & Acquisition • Artificial Intelligence and Analytics • Cloud • Deloitte and its subsidiaries have nearly 173,000 professionals

NWE’s Board Chair 7 Linda Sullivan • Director since April 27, 2017 • Retired Executive Vice President and Chief Financial Officer (CFO) of American Water Works Company, Inc., the largest publicly traded U.S. water and wastewater utility (2014-19) • 22 years of experience with Edison International Companies, last serving as Senior Vice President and CFO at Southern California Edison (2009-14) • 25-plus years of utility, finance, and regulatory experience • Certified Public Accountant and Certified Management Accountant • Serves on the board of directors for PPL Corporation, a regulated energy company (NYSE: PPL) Meeting Agenda • Call to Order • Secretary’s Report • Declaration of Quorum • Statement of Business • Voting • Company Presentation • Shareholder Questions • Report of Preliminary Voting Results • Adjournment

Corporate Secretary’s Report 8 Report • Affidavit of distribution for the proxy materials • Registered holders of common stock of the Company • Establishment of a quorum

Items of Business to be Considered 9 Election of Directors • Our Board is nominating nine people to serve as directors for one year. Ratification of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm for 2025 • Our Audit, Finance and Risk Committee oversees the integrity of our accounting and financial reporting, and auditing processes. To assist with those responsibilities, the committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for 2025. Advisory Vote to Approve Named Executive Officer Compensation • Our Board will consider the guidance received by the say-on-pay vote when determining executive pay for the remainder of 2025 and beyond. Proposal No. 1 Proposal No. 2 Proposal No. 3

Electronic Voting 10 • If you have not voted: Please use the virtual meeting voting platform to cast your vote now. • If you previously voted but want to change your vote: Please use the virtual meeting voting platform to cast your new vote now.

Forward Looking Statements 11 Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date of this document unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s 10-K and 10-Q along with other public filings with the SEC. NorthWestern Energy Group, Inc. dba: NorthWestern Energy Ticker: NWE Trading on Nasdaq www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer (605) 978-2967 travis.meyer@northwestern.com Brian Bird President & CEO

Guiding Principles 12

NWE – An Investment for the Long Term

Pure Electric & Gas Utility

- 100% pure electric and natural gas utility with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply (owned & contracted) portfolio ~58% hydro, wind, & solar

Solid Utility Foundation

- Residential electric and gas rates below national average
- Solid system reliability – 2nd quartile in 2024
- Low leaks per 100 miles of pipe – 2nd quartile in 2024
- Solid JD Power Overall Customer Satisfaction scores – top half of combo utilities

Best Practices Corporate Governance

5th Best Governance Score

Attractive Future Growth Prospects

- Maintenance capital investment focused on reliability, capacity, asset life, and compliance
- Opportunity for energy supply and transmission investment to serve existing customer and anticipated large-load customer growth

Strong Earnings & Cash Flow

- Target 4%-6% EPS growth plus dividend yield to provide competitive total return of 9%-11%
- Recent and ongoing rate reviews in all jurisdictions aid earnings, cash flow, and balance sheet strength
- NOLs and tax credits expected to mitigate future cash tax obligations
- History of consistent annual dividend growth with payout range at 60%-70%

13

About NorthWestern 14 Montana Operations Electric 413,400 customers 25,390 miles – transmission & distribution lines 1,065 MW maximum capacity owned power generation Natural Gas 214,500 customers 7,354 miles of transmission and distribution pipeline 17.85 Bcf of gas storage capacity Own 28.2 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 43,300 customers 830 miles of distribution pipeline Data as of 12/31/2024 South Dakota Operations Electric 65,300 customers 3,735 miles – transmission & distribution lines 420 MW nameplate owned power generation Natural Gas 50,500 customers 1,851 miles of transmission and distribution pipeline

About Our Company 15 787,000 Customers MT – 627,900 SD/NE – 159,100 1,585 Employees MT - 1,277 SD/NE - 308 341 Communities in Montana and South Dakota with electric service MT – 224 (129 electric only / 95 combo) SD – 117 (76 electric only / 41 combo) 206 Communities in Montana, South Dakota, and Nebraska with gas service MT – 121 (26 gas only / 95 combo) SD – 81 (40 gas only / 41 combo) NE – 4 gas communities $5.4 Billion Rate Base MT - $4.4 billion SD/NE – $1.0 billion $549.4 Million Capital Expenditures in 2024 MT - $479.5 million SD/NE - $79.9 million $8.0 Billion Total Assets MT – $6.6 billion SD/NE – $1.4 billion $155.9 million Property Taxes MT – $149.4 million SD/NE – $6.5 million Lone Peak, Big Sky, MT

A Combination Electric and Gas Utility 16 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric and 80% Montana. Nearly $5.4 billion of rate base investment to serve our customers. Data as reported in our 2024 10-K

2024 - Year in Review 17  Operational Performance • Maintained safe and reliable service while reaching new all-time winter and summer electric system peaks in Montana. • Safely completed over $550 million of capital investment. • Substantially completed our 175 MW Yellowstone County Generating Station which is in service and benefiting customers. Regulatory Efforts • Rate reviews filed in all jurisdictions to recover necessary investment to continue to provide safe and reliable service.  Seizing Opportunities • Announced plans to invest in several regional transmission projects, including the North Plains Connector project. • Signed letters of intent to serve two large-load data centers in Montana that will ultimately encourage economic development in the state and lower energy costs for all customers. • Entered agreement to acquire Energy West Montana’s and Cut Bank Gas’s natural gas assets and customers.  Managing Risk • Released our robust Wildfire Mitigation Plan and Public Safety Power Shutoff plan. • Announced a second zero-dollar Colstrip capacity acquisition (370 MW from Puget Sound Energy) which ensures energy reliability and affordability while opening the door to potential new large-load customers in Montana.

The NorthWestern Value Proposition

~5% Dividend Yield

+

Base Capital Plan:
4%-6% EPS Growth

2025-2029 Capital Investment
($ Millions)



Generation Build $45
Generation & Supply (excluding Generation build) $293
Common $163
Distribution $909
Electric Transmission $780
Gas Transmission $552
$2.74 Billion

=

9%-11% Total Growth

+

Incremental Opportunities:
> 6% EPS Growth

- ✓ **Data centers & new large-load opportunities**
- ✓ **FERC Regional Transmission**
- ✓ **Incremental generating capacity** (subject to successful resource procurement bids)

=

>11% Total Growth

$2.74 billion of highly executable and low-risk capital investment forecasted over the next five years.

This investment is expected to drive annualized earnings and rate base growth of approximately 4% - 6%.

18

Reliability 99.982% Uninterrupted Reliability In 2023 and 2024, our System Average Interruption Duration Index (SAIDI) performance was 88.8 and 95.2 minutes, respectively, ranking in the first and second quartiles compared to other utilities. In 2024, our customers enjoyed uninterrupted power 99.982% of the time on average*. * Excludes planned outages, major event days and catastrophic events. Exceeding industry reliability standards… a remarkable achievement given our rural, rugged and dispersed service territory.

Affordability • Electric - EEI Typical Bills and Average Summer and Winter Rates Reports 2008-2023 ** Natural Gas - EIA U.S. Price of Natural Gas Delivered to Residential Customers 2008-2023 Utility Bills Well-Below National Average Keeping energy bills low… empowering our customers and communities to thrive.

Sustainability Based on MWh's supplied from owned & long-term contracted resources. Contracted Coke & Waste Tailings as well as much of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA). NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted resources and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers. Championing sustainable solutions… preserving our rural landscapes for generations to come. 58% Carbon-Free Portfolio Exceeds 41% National Average* * EIA.gov Table 7.2B Electric Net Generation: U.S. Electric Power Sector - 2023

The Incredible Value of Electricity & Natural Gas 22 Compared to the cost of other niceties of your daily life, the necessity of powering your home remains an incredible value. Coffee / Latte Heat, Cool, Power & Protect Your Entire Home $4 - $5 per day Cell Phone Bill Family of Four $5 - $7 per day Electricity $3-$4 Natural Gas $2-$3 $5 - $11 per day McDonald’s Big Mac Meal $10 - $12 per meal

Conclusion Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows 23

Question and Answer 24 • Please submit questions through the virtual annual meeting website. • We will edit profanity or other inappropriate language. • Questions must: • Be pertinent to meeting matters • Be appropriate • Comply with the meeting rules of conduct • We will answer as many questions as time permits. We will edit profanity or other inappropriate language. Questions must: • be pertinent to meeting matters. • comply with the meeting rules of conduct.

Preliminary Results 25 1. Election of Directors 2. Ratification of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm for 2025 3. Advisory Vote to Approve Named Executive Officer Compensation   

Thank youDelivering a bright future 26